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                                                                    EXHIBIT 99.2

                       INSTRUCTIONS TO REGISTERED HOLDER
                             FROM BENEFICIAL OWNER

                                       OF

                               FRESH FOODS, INC.
                         10 3/4% SENIOR NOTES DUE 2006

     The undersigned hereby acknowledges receipt of the Prospectus dated
          , 1998 (the "Prospectus") of Fresh Foods, Inc. (the "Company"), and the accompanying Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 in principal amount of its 10 3/4% Senior Notes Due 2006 (the "Exchange Notes") for each $1,000 in principal amount of its outstanding 10 3/4% Senior Notes Due 2006 (the "Initial Notes"). Capitalized terms used herein but not defined herein have the meaning ascribed to them in the Prospectus.

     This will instruct you, the registered Holder, as to the action to be taken by you relating to the Exchange Offer with respect to the Initial Notes held by you for the account of the undersigned.

     The aggregate face amount of the Initial Notes held by you for the account of the undersigned is (FILL IN AMOUNT):

     $          of the 10 3/4% Senior Notes Due 2006.

     With respect to the Exchange Offer, the undersigned hereby instructs you (CHECK APPROPRIATE BOX):

     [ ] To TENDER the following Initial Notes held by you for the account of the undersigned (INSERT PRINCIPAL AMOUNT OF INITIAL NOTES TO BE TENDERED,* IF ANY):

     $          of the 10 3/4% Senior Notes Due 2006.

     * The minimum permitted tender is $1,000 in principal amount of Initial Notes. All other tenders must be in integral multiples of $1,000 of principal amount.

     [ ] NOT to TENDER any Initial Notes held by you for the account of the undersigned.

     If the undersigned instructs you to tender the Initial Notes held by you for the account of the undersigned, it is understood that you are authorized:
(a) to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner (as defined in the Letter of Transmittal), including, but not limited to, representations to the effect that (i) the undersigned's principal residence or principal business office is in the state of which is listed on Schedule A attached to the Letter of
Transmittal, (ii) the undersigned is acquiring the Exchange Notes or interests therein in the ordinary course of business of the undersigned, (iii) the undersigned is not participating, does not intend to participate and has no arrangement or understanding with any person to participate in the distribution of the Exchange Notes, (iv) the undersigned acknowledges that any person who is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, or is participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale of the Exchange Notes or any interest therein acquired by such person and cannot rely on the position of the staff of the Securities and Exchange Commission ("SEC") set forth in the no-action letters that are discussed in the section of the Prospectus entitled "The Exchange Offer" and the Letter of Transmittal, (v) the undersigned understands that a secondary resale transaction described in clause (iv) above and any resale of the Exchange Notes and any interest therein obtained by the undersigned in exchange for the Initial Notes originally acquired by the undersigned directly from the Company should be covered by an effective registration statement containing the selling security holder information required by Items 507 and 508, as applicable, of
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Regulation S-K of the SEC, and, (vi) except as otherwise disclosed in writing herewith, the undersigned is not an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of the Company;
(b) to agree, on behalf of the undersigned, as set forth in the Letter of Transmittal; and (c) to take such other action as may be necessary under the Prospectus or the Letter of Transmittal to effect the valid tender of such Initial Notes. If the undersigned is a broker-dealer, the undersigned further
(x) represents that it acquired such Initial Notes for the undersigned's own account as a result of market-making activities or other trading activities, (y) represents that it has not entered into any arrangement or understanding with the Company or any "affiliate" of the Company (within the meaning of Rule 405 under the Securities Act) to distribute the Exchange Notes to be received in the Exchange Offer and (z) acknowledges that it will deliver a copy of a Prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Notes.

                                   SIGN HERE
Name of Beneficial Owner(s):
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Signature(s):
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Name(s) (PLEASE PRINT):
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Address:
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Telephone Number:
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Taxpayer Identification or Social Security Number:
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Date:
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
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                           PAYOR'S NAME: STATE STREET BANK AND TRUST COMPANY, AS EXCHANGE AGENT
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 SUBSTITUTE                          Part 1-PLEASE PROVIDE YOUR TIN IN THE BOX AT     Social Security Number(s)
 FORM W-9                            RIGHT AND CERTIFY BY SIGNING AND DATING BELOW    OR
 DEPARTMENT OF THE TREASURY                                                           -------------------------------
 INTERNAL REVENUE SERVICE                                                             Employer Identification Number
                                    ------------------------------------------------------------------------------------
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
 PAYOR'S REQUEST FOR                Part 2-CERTIFICATION-Under penalties of perjury, I certify that:
 TAXPAYER IDENTIFICATION            (1) The number shown on this form is my correct taxpayer identification number
 NUMBER ("TIN")                         (or I am waiting for a number to be issued for me), and
                                    (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
                                        (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                                    CERTIFICATION INSTRUCTIONS: You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
                                   ---------------------------------------------------------------------------------

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

                                             Signature                        Date            Part 3-Awaiting TIN  [ ]
                                                       ----------------------      --------
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

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY
      IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

                                        3
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             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number.

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

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                   Signature                                            Date
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